EXHIBIT 10.9

                         D.A.R.T. SERVICE AGREEMENT
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          "DART Technology," as herein defined, may be used only on the condition that the Company (as defined herein) agrees to the following terms and conditions. As of April 15, 1997, DoubleClick, Inc. ("DoubleClick") with an address at 41 Madison Avenue, New York, NY 10010 grants to:

Company: Web Genesis, Inc.

Address: 31 West 21st Street, 4th Floor
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         New  York,  NY        USA            10011
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         City        State     Country        Zip Code

(herein "Company"), and Company hereby accepts on the terms and conditions set forth herein, the right to use the DART Technology, developed and owned by DoubleClick as described below in connection with the delivery of Banners (as defined herein) to the Web Site (as defined herein).

          1. Definitions: As used herein the following defined terms shall have the following meanings:

               a.   "Advertiser"  is  defined  as  each  advertiser   which
     authorizes  Company to deliver  said  advertiser's  Banners to the Web
     Site.

               b. "Banner" is defined as an Advertiser's advertisement and its contents which appears on the Web Site.

               c. "Impression" is defined as occurring each time a Banner appears on the Web Site resulting from a user accessing or visiting such Web Site.

               d. "Non-Paying Banner" is defined as a Banner for which Company does not receive payment or consideration of any kind for its delivery to the Web Site. All Non-Paying Banners shall reside on Company's server.

               e. "Paid Banner" is defined as a Banner for which Company shall receive payment or consideration of any kind (including, without limitation, in-kind or barter consideration) from an Advertiser for delivery of its Banner to the Web Site.

               f. "Web Site" is defined as webgenesis.com.

          2. DART Technology: The DART Technology consists of (a) any and all of DoubleClick's proprietary technology which allows for the targeted delivery of Banners to Internet users based on a set of criteria selected by Advertisers, (b) DoubleClick's Ad Management System and (c) all accompanying written, explanatory or technical material, user or reference manuals and installation guidelines related to the DART technology (the "Documentation").

          Company shall be given a unique password to access DoubleClick's Ad Management System so as to permit the delivery of Banners using the DART Technology which password shall be made available to DoubleClick by Company for DoubleClick's use in trafficking Banners as provided hereunder. Company shall be solely responsible for soliciting all Advertisers and handling all Advertiser inquiries of any type or nature.

          DoubleClick's sole obligations hereunder shall be to (a) make the DART Technology available to Company for the delivery of Banners, (b) traffic Banners using the DART Technology, which trafficking shall consist of inputting the Banners into the DART Technology service and (c) redirect its server to pick up Non-Paying Banners from Company's server so as to enable Company to deliver said Non-Paying Banners. Notwithstanding the foregoing, Company may, upon thirty (30) days prior written notice to DoubleClick, and provided Company's designated employees have been trained by DoubleClick as provided herein, traffic Banners using the DART Technology. Thereafter, Company shall be solely responsible for trafficking all Banners in connection with the Web Site.

          3. Grant of Rights: In consideration of Company's payment to DoubleClick of the fees specified in this Agreement, DoubleClick grants Company the non-exclusive and non-transferable right during the Term hereof to use the DART Technology for delivery Banners to the Web Site. The parties acknowledge and agree that Company's access to the DART Technology shall not extend beyond that necessary to permit Company to deliver the Banners to the Web Site. Company agrees that it shall be solely responsible for all costs and expenses it incurs in connection with this Agreement and use of the DART Technology, including, without limitation, expenses associated with creating, developing, editing, updating and otherwise managing Banners and all content and services available on or through Banners, delivery of Banners to the Web Site and establishment and maintenance of links to the Web Site.

          4. Training: DoubleClick shall provide those employees of Company who will be accessing and using the DART Technology with a training course (the "Training Course") explaining the proper use of the DART Technology at a time and place to be mutually agreed upon by DoubleClick and Company. Company acknowledges and agrees that (a) it shall not permit any of its employees to access and use the DART Technology unless any such employee has successfully completed the Training Course and has been so certified by DoubleClick; and (b) the DART Technology shall only be used in accordance with the policies, practices and procedures described in the Documentation.

          5. Fee: In consideration of the rights herein granted, Company agrees to pay to DoubleClick as follows:

               a. For Paid Banners: DoubleClick shall receive a monthly fee calculated as follows:

     Number of Paid Banner                           Cost Per One Thousand
     Impressions per Month                             Impressions (CPM)
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      0 - 5,000,000

      5,000,001 and above

     (By way of example, if for a given calendar month there are 7,000,000 Paid Banner Impressions and DoubleClick provides trafficking services,
     DoubleClick's fee for said month shall equal             calculated as
     follows:  (i)     /CPM for Paid Banner Impressions 1 through 5,000,000
     (i.e.     ) and  (ii)     /CPM for Paid Banner  Impressions  5,000,001
     through 7,000,000 (i.e.     ).

          If Company elects to traffic Paid Banners as provided in paragraph 2 hereof, the above referenced costs per 1,000 Paid Banner
Impressions shall each be reduced by          to          and             ,
respectively.

               b. For Non-Paying Banners:  Company shall pay to DoubleClick
     a monthly fee equal to         /CPM for Non-Paying Banner Impressions.

               c. Payment Terms: All fees due to DoubleClick for any calendar month shall be payable by check within thirty (30) days following the end of each month.

          6. Term: The term of this Agreement (the "Initial Term") shall commence on the date first set forth above and shall continue for a period of six (6) months thereafter. The term shall thereafter be automatically extended on the same terms and conditions as are contained herein for five
(5) consecutive additional six (6) month periods (the "Subsequent Periods") unless either party provides the other with written notice at least sixty
(60) days prior to the end of the Initial Term or any Subsequent Period stating that the Agreement shall not be renewed. The Initial Term and any Subsequent Period, shall collectively be referred to as the "Term". Upon the expiration or earlier termination of this Agreement, Company's right to use the DART Technology or any part thereof shall end immediately and Company shall no longer access the DART Technology and Company shall return all original Documentation (and any authorized copies of said original Documentation) to DoubleClick.

          7. Limitations on Use: Company may not use, copy, modify, alter or distribute the DART Technology (electronically or otherwise), except as expressly authorized by DoubleClick in writing. Under no circumstances may Company reverse assemble, reverse compile or otherwise attempt by any other method to create or derive the source programs or any part thereof from the object program or from other information made available under this Agreement or otherwise, nor authorize any third parties to do the same. Company shall not be entitled to copy the Documentation, except as expressly authorized by DoubleClick in writing.

          8. Proprietary Protection: Company understands and acknowledges that the DART Technology reflects substantial trade secrets of DoubleClick and that DoubleClick shall have the sole and exclusive ownership of all right, title and interest in and to the DART Technology and all copies, and all Enhancements (as defined herein) thereto (including ownership of all copyrights, patents and other intellectual property rights pertaining thereto), subject only to the rights expressly granted to Company herein. This Agreement does not provide Company with any title to or ownership interest in the DART Technology, but only with a right of limited use during the Term hereof. At no time shall Company assert any right, title or interest in the DART Technology or any element thereof or in any new release of or Enhancement to the DART Technology or in the names "DoubleClick", "Spotlight", "Test It", or any derivatives thereof, or any other trademarks, service marks, tradenames, symbols and logos owned or controlled by DoubleClick (collectively, "DoubleClick's Proprietary Materials"). Company agrees that it will not directly or indirectly use or permit any of DoubleClick's Proprietary Materials to be used in connection with any product, service, promotion or publication without DoubleClick's prior written consent. Company further acknowledges and agrees that the Documentation was developed by DoubleClick and DoubleClick retains the sole and exclusive ownership of, and all right, title and interest in and to the Documentation, including the copyrights therein.

          9. Maintenance: Upon Company's request, DoubleClick will provide maintenance services, if DoubleClick's personnel are available to provide such technical support, for a fee to be negotiated in good faith by the parties prior to DoubleClick providing such services [, based upon DoubleClick's standard hourly rates]. It is understood and agreed that DoubleClick shall not be required to perform any maintenance services hereunder.

          10. Updates and Upgrades: During the Term hereof and upon Company's request and only as long as all outstanding fees have been paid by Company to DoubleClick, DoubleClick shall provide Company with any non-custom enhancements, maintenance modifications, updates and/or upgrades of the DART Technology (collectively, "Enhancements") as they become available, at no additional expense to Company and upon the provision of said Enhancements to Company the foregoing will become part of the DART Technology for purposes of this Agreement. DoubleClick's failure to provide Enhancements shall not be deemed a material breach of this Agreement.

          11. Representations and Warranties by DoubleClick: DoubleClick warrants and represents that DoubleClick has the full unrestricted right, power, and legal capacity to enter into this Agreement, to carry out the terms and conditions hereof and to grant to Company the rights and privileges herein granted to Company. EXCEPT AS PROVIDED IN THIS PARAGRAPH 11, DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS OF THE DART TECHNOLOGY FOR A PARTICULAR PURPOSE. DOUBLECLICK SHALL NOT BE LIABLE FOR OR TO COMPANY, NOR FOR OR TO ADVERTISERS, NOR FOR THE CONTENTS OF THE WEB SITE OR PAGES, NOR FOR ANY LOSS, COST, DAMAGE OR EXPENSE (INCLUDING COUNSEL FEES) INCURRED BY ANY ADVERTISER IN CONNECTION WITH THE DELIVERY OF ANY OF ADVERTISER'S BANNERS TO THE WEB SITE BY COMPANY,
INCLUDING, WITHOUT LIMITATION, FOR ANY TECHNICAL MALFUNCTION, COMPUTER ERROR OR LOSS OF DATA OR OTHER INJURY, DAMAGE OR DISRUPTION TO ADVERTISER'S BANNERS. IN NO EVENT SHALL DOUBLECLICK BE LIABLE FOR ANY INDIRECT, INCIDENTIAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT EVEN IF SUCH DAMAGES ARE FORSEEABLE AND WHETHER OR NOT DOUBLECLICK HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. IN NO EVENT SHALL DOUBLECLICK'S LIABILITY ARISING OUT OF THE USE OF THE DART TECHNOLOGY OR OTHERWISE OUT OF THIS AGREEMENT, NOTWITHSTANDING THE FORM IN WHICH ANY ACTION MAY BE BROUGHT (E.G. TORT, CONTRACT, OR OTHERWISE) EXCEED THE TOTAL AMOUNT PAID TO DOUBLECLICK BY COMPANY HEREUNDER. COMPANY SHALL REQUIRE ALL ADVERTISERS TO SIGN A STATEMENT ACKNOWLEDGING THE FOREGOING, WHICH STATEMENTS SHALL BE PROMPTLY FORWARDED TO DOUBLECLICK BY COMPANY. THE COMPANY ACKNOWLEDGES THAT THE AFOREMENTIONED REQUIREMENT IS OF THE ESSENCE OF THIS AGREEMENT.

          12. Representation and Warranties by Company: Company warrants and represents that:

               a. Company has the full unrestricted right, power, and legal capacity to enter into this Agreement, to grant the rights herein granted and fully to perform its obligations hereunder;

               b. Company has entered into Agreements with each Advertiser granting Company the right to deliver said Advertiser's Banners to the Web Site using DART Technology;

               c. Company and/or Advertisers own and/or have the right to use to the extent necessary all material contained in the Banners, including, without limitation, the copyright, trademark and other proprietary rights in and to such materials and the use of such materials will not violate any federal, state or local laws or regulations;

               d. Company and/or Advertisers have secured the requisite permission to use any person's name, voice, likeness and performance as embodied in the Banners, or any other element contained in said material; and

               e. Company's use of the DART Technology will not violate any federal, state or local laws.

          13. Indemnification: Company agrees to indemnify and hold DoubleClick harmless from and against any and all claims, actions, losses, damages, liability, costs and expenses (including reasonable attorneys'
fees) arising out of or in connection with (i) the breach of any representation, warranty or agreement made by Company hereunder, (ii) the Web Site including, without limitation, claims for infringement of copyright or other intellectual property rights and violation of rights of privacy or publicity and/or (iii) the delivery of Banners by Company using the DART Technology. DoubleClick shall promptly notify Company of all claims and proceedings related thereto of which DoubleClick becomes aware.

          14. Termination by DoubleClick: DoubleClick shall have the right to terminate this Agreement at any time if:

               a. Company breaches or is in default of any of its representations, warranties, agreements, covenants or obligations contained herein, including, without limitation, Company's payment obligations, and fails to cure such breach or default within thirty
     (30) days of Company's receipt of DoubleClick's written notice of such default.

               b. DoubleClick, in its reasonable good faith discretion, determines that Company has used, could use, or intends to use the DART Technology in such a manner that (a) could damage or cause injury to the DART Technology or (b) reflects unfavorably on the reputation of DoubleClick.

          15.  Assignment:  The  Agreement  does not  extend  to  Company's subsidiaries, affiliates, assignees, or related or sister companies. Company's rights hereunder may not be sold, transferred, leased, assigned or sublicensed to any individual, firm, corporation or other entity (including, without limitation, Company's subsidiaries, affiliates, assignees, or related or sister companies) without DoubleClick's prior written consent. Any act in derogation of the foregoing shall be null and void and shall not relieve Company of its obligations under this Agreement. Any attempt by Company to assign the rights granted herein shall be void and shall automatically terminate Company's right to use the DART Technology.

          16. Audit Rights: Upon written notice, DoubleClick may examine (or at DoubleClick's cost and expense appoint an independent certified public accountant or reputable industry audit representative to examine) the books and records of Company relating to the revenues earned by Company in connection with its delivery of Banners using the DART Technology, on the premises of Company, during reasonable business hours.

          17. Confidentiality: Any information relating to or disclosed in the course of this Agreement by either party (the "Disclosing Party") to the other party (the "Receiving Party"), which is or should be reasonably understood to be confidential or proprietary to the Disclosing Party, including but not limited to, the material terms of this Agreement, information about the DART Technology and technical processes and formulas, source code, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data shall be deemed "Confidential Information" and shall not be used, disclosed or reproduced by the Receiving Party without the Disclosing Party's prior written consent. "Confidential Information" shall not include information
(a) already lawfully known to or independently developed by the Receiving Party, (b) disclosed in published materials, (c) generally known to the public, (d) lawfully obtained from any third party, or (e) required to be disclosed by law.

          18. Independent Contractor Status: For purposes hereof each party shall be and act as an independent contractor and not as partner, joint venturer or agent of the other.

          19. Modifications and Waivers: This Agreement, including represents the entire understanding between DoubleClick and Company and supersedes all prior agreements. No waiver, modification or addition to this Agreement shall be valid unless in writing and signed by the parties to this Agreement.

          20. Applicable Law: This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York and Company agrees that jurisdiction and venue of all matters relating to this Agreement shall be vested exclusively in the federal, state or local courts within the State of New York.

          21. Severability: If any provision of this Agreement shall be adjudicated by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and the other provisions shall be unaffected.


                                          Accepted:

                                          WEB GENESIS INC.

                                          By:
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                                          Title:
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Approved:

DOUBLECLICK, INC.

By:
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Title:
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